Exhibit 99.1

Multi-Color Appoints Packaging Services President

Cincinnati, Ohio, August 13, 2004 —Multi-Color Corporation (Nasdaq: LABL) announced today that Edward V. Allen has accepted the position of President of its Packaging Services Division.

Allen, 46, has more than 20 years of experience in operations and manufacturing in the personal care and food industries. He comes to Multi-Color from L’Oreal USA, the U.S. unit of the $17 billion international cosmetics and personal care products company, where he was Vice President of Manufacturing Operations. From 1999-2003, he was employed by Medicia Corporation, a U.S.-based contract manufacturer of personal care products and packaging, where he was eventually promoted to President.

Allen will report to Multi-Color President and CEO Frank Gerace, and will be responsible for the leadership, management, and growth of Multi-Color’s packaging services business, including identifying and integrating strategic acquisitions. He replaces Gordon Bonfield, who resigned in March. Allen is a graduate of Lycoming College in Williamsport, Pa., where he received a B.A. in Business Administration.

Gerace said the selection of Ed Allen to lead Multi-Color’s fastest-growing division represents the culmination of an intensive search for the right person to accelerate the growth of the division.

“Finding talented, experienced leaders who can help us achieve our aggressive growth and profitability goals is one of my key objectives,” Gerace said. “By applying the principles of meticulous hiring, we have identified strong leaders like Ed Allen who can manage and grow key segments of our business, allowing me to focus on strategic matters. I’m pleased that Ed is joining us, and expect to announce more new additions to our management team in the near term.”

Safe Harbor Statement

The Company believes certain statements contained in this report that are not historical facts constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, and are intended to be covered by the safe harbors created by that Act. Reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to differ materially from those expressed or implied. Any forward-looking statement speaks only as of the date made. The Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date on which they are made.

Statements concerning expected financial performance, on-going business strategies, and possible future action which the Company intends to pursue in order to achieve strategic objectives constitute forward-looking information. Implementation of these strategies and the achievement of such financial performance are each subject to numerous conditions, uncertainties and risk factors. Factors which could cause actual performance by the Company to differ materially from these forward-looking statements include, without limitation, factors discussed in conjunction with a forward-looking statement; changes in general economic and business conditions; the ability to integrate acquisitions; the success of its significant customers; competition; acceptance of new product offerings; changes in business strategy or plans; quality of management; availability, terms and development of capital; availability of raw materials; business abilities and judgment of personnel; changes in, or the failure to comply with, government regulations, and other factors. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

About Multi-Color (http://www.multicolorcorp.com)

Cincinnati, Ohio based Multi-Color Corporation is a premier global resource of cost-effective and innovative decorating solutions and packaging services to consumer product and food and beverage companies, national retailers and container manufacturers worldwide. Multi-Color is the world’s largest producer of both in-mold labels (IMLs) and heat transfer labels (HTLs), and a major manufacturer of high-end pressure sensitive labels and shrink sleeves. The Company’s Packaging Services Division, Quick Pak, is a leading provider of promotional packaging, assembly and fulfillment services. Multi-Color has six manufacturing locations in the United States. Its products are shipped to more than 250 customers in the U.S., Canada, Mexico, Central and South America, and Asia.

For more information, please contact:

Dawn H. Bertsche

Chief Financial Officer

Multi-Color Corporation

(513) 345-1108

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